AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

AXIS CAPITAL HOLDINGS LIMITED
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2022 and consolidated statements of operations for the years ended December 31, 2022 and December 31, 2021.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/-100%; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from catastrophe and property reinsurance lines of business, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•losses related to the Israel-Hamas conflict, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•the adverse impact of inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;

Strategic Risk
•underwriting and investment exposure in light of the recent disruption in the banking sector, which we expect to be within our risk appetite for an event of this nature;
•changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;
•the adverse impact of contagious diseases (including COVID-19) on our business, results of operations, financial condition, and liquidity;

i

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•difficulties with technology and/or data security;
•the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, property in transit, and onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: provides cover for primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including personal accident is also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Quarters ended December 31,				Years ended December 31,
		2023	2022	Change		2023	2022	Change
HIGHLIGHTS	Gross premiums written	$1,784,293	$1,758,696	1.5%		$8,356,525	$8,214,595	1.7%
	Gross premiums written - Insurance	88.7%	83.6%	5.1	pts	73.5%	68.0%	5.5	pts
	Gross premiums written - Reinsurance	11.3%	16.4%	(5.1)	pts	26.5%	32.0%	(5.5)	pts
	Net premiums written	$1,072,255	$1,096,554	(2.2%)		$5,102,325	$5,263,056	(3.1%)
	Net premiums earned	$1,265,273	$1,340,162	(5.6%)		$5,083,781	$5,160,326	(1.5%)
	Net premiums earned - Insurance	72.5%	62.0%	10.5	pts	68.1%	60.7%	7.4	pts
	Net premiums earned - Reinsurance	27.5%	38.0%	(10.5)	pts	31.9%	39.3%	(7.4)	pts
	Net income (loss) available (attributable) to common shareholders	$(150,145)	$40,928	nm		$346,042	$192,833	79.5%
	Operating income (loss) [a]	$(106,991)	$166,608	nm		$486,133	$497,931	(2.4%)
	Annualized return on average common equity [b]	(13.1%)	4.2%	(17.3)	pts	7.9%	4.3%	3.6	pts
	Annualized operating return on average common equity [c]	(9.3%)	16.9%	(26.2)	pts	11.0%	11.1%	(0.1)	pts
	Total shareholders’ equity	$5,263,196	$4,639,910	13.4%		$5,263,196	$4,639,910	13.4%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings (loss) per diluted common share	($1.76)	$0.48	nm		$4.02	$2.25	78.7%
	Operating income (loss) per diluted common share [d]	($1.25)	$1.95	nm		$5.65	$5.81	(2.8%)
	Weighted average diluted common shares outstanding	85,268	85,655	(0.5%)		86,012	85,669	0.4%
	Book value per common share	$55.26	$48.31	14.4%		$55.26	$48.31	14.4%
	Book value per diluted common share (treasury stock method)	$54.06	$46.95	15.1%		$54.06	$46.95	15.1%
	Tangible book value per diluted common share (treasury stock method) [a]	$51.34	$44.13	16.3%		$51.34	$44.13	16.3%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	55.4%	55.5%	(0.1)	pts	55.9%	55.5%	0.4	pts
	Catastrophe and weather-related losses ratio	2.1%	4.7%	(2.6)	pts	2.7%	7.8%	(5.1)	pts
	Current accident year loss ratio	57.5%	60.2%	(2.7)	pts	58.6%	63.3%	(4.7)	pts
	Prior year reserve development ratio	33.6%	(0.6%)	34.2	pts	8.1%	(0.5%)	8.6	pts
	Net losses and loss expenses ratio	91.1%	59.6%	31.5	pts	66.7%	62.8%	3.9	pts
	Acquisition cost ratio	20.1%	20.6%	(0.5)	pts	19.7%	19.8%	(0.1)	pts
	General and administrative expense ratio [e]	13.4%	13.9%	(0.5)	pts	13.5%	13.2%	0.3	pts
	Combined ratio	124.6%	94.1%	30.5	pts	99.9%	95.8%	4.1	pts

INVESTMENT DATA	Total assets	$30,250,672	$27,682,971	9.3%		$30,250,672	$27,682,971	9.3%
	Total cash and invested assets [f]	$16,733,674	$15,618,714	7.1%		$16,733,674	$15,618,714	7.1%
	Net investment income	$186,937	$147,085	27.1%		$611,742	$418,829	46.1%
	Net investment gains (losses)	$23,041	$(42,558)	nm		$(74,630)	$(456,789)	(83.7%)
	Book yield of fixed maturities	4.2%	3.5%	0.7	pts	4.2%	3.5%	0.7	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2023 AND 2022

	Quarters ended December 31,		Years ended December 31,
	2023	2022	2023	2022

Revenues
Net premiums earned	$1,265,273	$1,340,162	$5,083,781	$5,160,326
Net investment income	186,937	147,085	611,742	418,829
Net investment gains (losses)	23,041	(42,558)	(74,630)	(456,789)
Other insurance related income	6,050	3,076	22,495	13,073
Total revenues	1,481,301	1,447,765	5,643,388	5,135,439

Expenses
Net losses and loss expenses	1,152,262	798,214	3,393,102	3,242,410
Acquisition costs	253,918	275,573	1,000,945	1,022,017
General and administrative expenses	169,849	187,472	684,446	680,343
Foreign exchange losses (gains)	69,871	78,989	58,115	(157,945)
Interest expense and financing costs	18,344	16,426	68,421	63,146
Reorganization expenses	—	9,485	28,997	31,426
Amortization of intangible assets	2,729	2,729	10,917	10,917
Total expenses	1,666,973	1,368,888	5,244,943	4,892,314

Income (loss) before income taxes and interest in income (loss) of equity method investments	(185,672)	78,877	398,445	243,125
Income tax (expense) benefit	41,762	(27,341)	(26,316)	(22,037)
Interest in income (loss) of equity method investments	1,328	(3,045)	4,163	1,995
Net income (loss)	(142,582)	48,491	376,292	223,083
Preferred share dividends	7,563	7,563	30,250	30,250
Net income (loss) available (attributable) to common shareholders	$(150,145)	$40,928	$346,042	$192,833

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,784,293	$1,905,878	$2,284,378	$2,381,976	$1,758,696	$1,562,828	$8,214,595
Ceded premiums written	(712,038)	(930,521)	(838,021)	(773,620)	(662,142)	(615,420)	(2,951,539)
Net premiums written	1,072,255	975,357	1,446,357	1,608,356	1,096,554	947,408	5,263,056

Gross premiums earned	2,035,926	2,046,222	1,969,662	1,921,768	2,050,239	1,936,521	7,936,382
Ceded premiums earned	(770,653)	(723,658)	(703,917)	(691,569)	(710,077)	(698,761)	(2,776,056)
Net premiums earned	1,265,273	1,322,564	1,265,745	1,230,199	1,340,162	1,237,760	5,160,326
Other insurance related income	6,050	10,344	5,524	577	3,076	7,033	13,073
Total underwriting revenues	1,271,323	1,332,908	1,271,269	1,230,776	1,343,238	1,244,793	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	1,152,262	783,940	736,257	720,642	798,214	716,225	3,242,410
Acquisition costs	253,918	263,389	253,265	230,373	275,573	252,180	1,022,017
Underwriting-related general and administrative expenses [a]	139,216	138,601	133,255	140,395	137,220	140,379	550,289
Total underwriting expenses	1,545,396	1,185,930	1,122,777	1,091,410	1,211,007	1,108,784	4,814,716

UNDERWRITING INCOME (LOSS) [b]	(274,073)	146,978	148,492	139,366	132,231	136,009	358,683

OTHER (EXPENSES) REVENUES
Net investment income	186,937	154,201	136,829	133,771	147,085	128,128	418,829
Net investment gains (losses)	23,041	(53,114)	(24,370)	(20,190)	(42,558)	20,410	(456,789)
Corporate expenses [a]	(30,633)	(40,682)	(35,248)	(26,416)	(50,252)	(44,105)	(130,054)
Foreign exchange (losses) gains	(69,871)	50,570	(30,104)	(8,710)	(78,989)	(4,632)	157,945
Interest expense and financing costs	(18,344)	(16,445)	(16,738)	(16,894)	(16,426)	(15,543)	(63,146)
Reorganization expenses	—	(28,997)	—	—	(9,485)	—	(31,426)
Amortization of value of business acquired	—	—	—	—	—	(771)	—
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(3,260)	(10,917)
Total other (expenses) revenues	88,401	62,804	27,640	58,832	(53,354)	80,227	(115,558)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	(185,672)	209,782	176,132	198,198	78,877	216,236	243,125
Income tax (expense) benefit	41,762	(24,624)	(27,558)	(15,896)	(27,341)	(12,557)	(22,037)
Interest in income (loss) of equity method investments	1,328	2,940	2,100	(2,205)	(3,045)	1,213	1,995

NET INCOME (LOSS)	(142,582)	188,098	150,674	180,097	48,491	204,892	223,083
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$(150,145)	$180,535	$143,111	$172,534	$40,928	$197,329	$192,833

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2022
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.4%	56.3%	56.1%	55.8%	55.5%	54.3%	55.5%
Catastrophe and weather-related losses ratio	2.1%	3.2%	2.6%	3.1%	4.7%	4.3%	7.8%
Current accident year loss ratio	57.5%	59.5%	58.7%	58.9%	60.2%	58.6%	63.3%
Prior year reserve development ratio	33.6%	(0.2%)	(0.5%)	(0.3%)	(0.6%)	(0.7%)	(0.5%)
Net losses and loss expenses ratio	91.1%	59.3%	58.2%	58.6%	59.6%	57.9%	62.8%
Acquisition cost ratio	20.1%	19.9%	20.0%	18.7%	20.6%	20.4%	19.8%
General and administrative expense ratio [a]	13.4%	13.5%	13.3%	13.6%	13.9%	14.8%	13.2%
Combined ratio	124.6%	92.7%	91.5%	90.9%	94.1%	93.1%	95.8%

Weighted average common shares outstanding	85,268	85,223	85,207	84,864	84,667	84,774	84,864
Weighted average diluted common shares outstanding [b]	85,268	86,108	85,812	85,853	85,655	85,591	85,669
Earnings (loss) per common share	($1.76)	$2.12	$1.68	$2.03	$0.48	$2.33	$2.27
Earnings (loss) per diluted common share	($1.76)	$2.10	$1.67	$2.01	$0.48	$2.31	$2.25
Annualized ROACE	(13.1%)	16.1%	12.9%	16.2%	4.2%	16.4%	4.3%
Annualized operating ROACE	(9.3%)	18.0%	17.2%	18.8%	16.9%	15.1%	11.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the quarter ended December 31, 2023, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2023	2022	2021
UNDERWRITING REVENUES
Gross premiums written	$8,356,525	$8,214,595	$7,685,984
Ceded premiums written	(3,254,200)	(2,951,539)	(2,759,360)
Net premiums written	5,102,325	5,263,056	4,926,624

Gross premiums earned	7,973,577	7,936,382	7,281,709
Ceded premiums earned	(2,889,796)	(2,776,056)	(2,571,859)
Net premiums earned	5,083,781	5,160,326	4,709,850
Other insurance related income	22,495	13,073	23,295
Total underwriting revenues	5,106,276	5,173,399	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	3,393,102	3,242,410	3,008,783
Acquisition costs	1,000,945	1,022,017	921,834
Underwriting-related general and administrative expenses [a]	551,467	550,289	536,834
Total underwriting expenses	4,945,514	4,814,716	4,467,451

UNDERWRITING INCOME [b]	160,762	358,683	265,694

OTHER (EXPENSES) REVENUES
Net investment income	611,742	418,829	454,301
Net investment gains (losses)	(74,630)	(456,789)	134,279
Corporate expenses [a]	(132,979)	(130,054)	(126,470)
Foreign exchange (losses) gains	(58,115)	157,945	(315)
Interest expense and financing costs	(68,421)	(63,146)	(62,302)
Reorganization expenses	(28,997)	(31,426)	—
Amortization of value of business acquired	—	—	(3,854)
Amortization of intangible assets	(10,917)	(10,917)	(12,424)
Total other (expenses) revenues	237,683	(115,558)	383,215

INCOME BEFORE INCOME TAX AND INTEREST IN INCOME OF EQUITY METHOD INVESTMENTS	398,445	243,125	648,909
Income tax expense	(26,316)	(22,037)	(62,384)
Interest in income of equity method investments	4,163	1,995	32,084

NET INCOME	376,292	223,083	618,609
Preferred share dividends	(30,250)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$346,042	$192,833	$588,359

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Years ended December 31,
	2023	2022	2021
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.9%	55.5%	55.1%
Catastrophe and weather-related losses ratio	2.7%	7.8%	9.5%
Current accident year loss ratio	58.6%	63.3%	64.6%
Prior year reserve development ratio	8.1%	(0.5%)	(0.7%)
Net losses and loss expenses ratio	66.7%	62.8%	63.9%
Acquisition cost ratio	19.7%	19.8%	19.6%
General and administrative expense ratio [a]	13.5%	13.2%	14.0%
Combined ratio	99.9%	95.8%	97.5%

Weighted average common shares outstanding	85,142	84,864	84,707
Weighted average diluted common shares outstanding	86,012	85,669	85,291
Earnings per common share	$4.06	$2.27	$6.95
Earnings per diluted common share	$4.02	$2.25	$6.90
ROACE	7.9%	4.3%	12.2%
Operating ROACE	11.0%	11.1%	9.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2023			Year ended December 31, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,583,378	$200,915	$1,784,293	$6,140,764	$2,215,761	$8,356,525
Ceded premium written	(613,507)	(98,531)	(712,038)	(2,382,044)	(872,156)	(3,254,200)
Net premiums written	969,871	102,384	1,072,255	3,758,720	1,343,605	5,102,325

Gross premiums earned	1,485,956	549,970	2,035,926	5,713,667	2,259,910	7,973,577
Ceded premiums earned	(569,177)	(201,476)	(770,653)	(2,251,967)	(637,829)	(2,889,796)
Net premiums earned	916,779	348,494	1,265,273	3,461,700	1,622,081	5,083,781
Other insurance related income (loss)	(289)	6,339	6,050	(198)	22,693	22,495
Total underwriting revenues	916,490	354,833	1,271,323	3,461,502	1,644,774	5,106,276

UNDERWRITING EXPENSES
Net losses and loss expenses	681,515	470,747	1,152,262	2,080,001	1,313,101	3,393,102
Acquisition costs	175,050	78,868	253,918	648,463	352,482	1,000,945
Underwriting-related general and administrative expenses	121,600	17,616	139,216	472,094	79,373	551,467
Total underwriting expenses	978,165	567,231	1,545,396	3,200,558	1,744,956	4,945,514

UNDERWRITING INCOME (LOSS)	$(61,675)	$(212,398)	$(274,073)	$260,944	$(100,182)	$160,762

Catastrophe and weather-related losses, net of reinstatement premiums	$23,074	$2,792	$25,866	$111,040	$26,662	$137,702
Net favorable (adverse) prior year reserve development	$(181,787)	$(243,214)	$(425,001)	$(176,353)	$(235,529)	$(411,882)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.0%	64.5%	55.4%	51.8%	64.8%	55.9%
Catastrophe and weather-related losses ratio	2.5%	0.8%	2.1%	3.2%	1.6%	2.7%
Current accident year loss ratio	54.5%	65.3%	57.5%	55.0%	66.4%	58.6%
Prior year reserve development ratio	19.8%	69.8%	33.6%	5.1%	14.6%	8.1%
Net losses and loss expenses ratio	74.3%	135.1%	91.1%	60.1%	81.0%	66.7%
Acquisition cost ratio	19.1%	22.6%	20.1%	18.7%	21.7%	19.7%
Underwriting-related general and administrative expense ratio	13.3%	5.1%	11.0%	13.7%	4.9%	10.9%
Corporate expense ratio			2.4%			2.6%
Combined ratio	106.7%	162.8%	124.6%	92.5%	107.6%	99.9%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Years ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2023	2022

INSURANCE SEGMENT
Professional Lines	$338,938	$285,739	$294,403	$221,615	$378,336	$395,150	$1,140,695	$1,322,966
Property	426,500	395,269	533,479	381,339	351,503	290,972	1,736,586	1,357,489
Liability	327,723	316,433	328,768	284,026	312,327	267,726	1,256,951	1,138,645
Cyber	166,312	148,011	182,049	152,788	157,794	153,862	649,160	644,746
Marine and Aviation	162,766	169,819	205,153	233,424	133,712	108,066	771,162	652,687
Accident and Health	79,597	88,742	85,836	79,384	68,551	43,927	333,559	258,399
Credit and Political Risk	81,542	53,611	54,462	63,036	68,582	55,360	252,651	210,649
TOTAL INSURANCE SEGMENT	$1,583,378	$1,457,624	$1,684,150	$1,415,612	$1,470,805	$1,315,063	$6,140,764	$5,585,581

REINSURANCE SEGMENT
Liability	$100,041	$184,665	$159,234	$198,861	$88,911	$104,956	$642,801	$719,831
Accident and Health	15,524	64,463	20,696	295,985	11,875	19,461	396,668	411,891
Professional Lines	13,838	42,950	186,233	136,201	66,597	49,739	379,222	400,807
Credit and Surety	61,930	70,486	103,430	115,237	63,873	31,667	351,083	298,565
Motor	7,273	27,113	26,966	140,115	30,231	4,511	201,466	239,794
Agriculture	(931)	37,846	66,985	22,399	10,904	10,822	126,300	128,012
Marine and Aviation	2,740	6,954	22,034	30,531	8,863	3,484	62,260	93,371
Total	200,415	434,477	585,578	939,329	281,254	224,640	2,159,800	2,292,271
Run-off lines
Catastrophe	(3,414)	6,415	10,874	16,301	1,110	19,957	30,175	222,810
Property	2,795	5,271	3,842	9,605	4,611	4,042	21,513	103,492
Engineering	1,119	2,091	(66)	1,129	916	(874)	4,273	10,441
Total run-off lines	500	13,777	14,650	27,035	6,637	23,125	55,961	336,743
TOTAL REINSURANCE SEGMENT	$200,915	$448,254	$600,228	$966,364	$287,891	$247,765	$2,215,761	$2,629,014

CONSOLIDATED TOTAL	$1,784,293	$1,905,878	$2,284,378	$2,381,976	$1,758,696	$1,562,828	$8,356,525	$8,214,595

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,784,293	$1,905,878	$2,284,378	$2,381,976	$1,758,696	$1,562,828	$8,214,595
Ceded premiums written	(712,038)	(930,521)	(838,021)	(773,620)	(662,142)	(615,420)	(2,951,539)
Net premiums written	1,072,255	975,357	1,446,357	1,608,356	1,096,554	947,408	5,263,056

Gross premiums earned	2,035,926	2,046,222	1,969,662	1,921,768	2,050,239	1,936,521	7,936,382
Ceded premiums earned	(770,653)	(723,658)	(703,917)	(691,569)	(710,077)	(698,761)	(2,776,056)
Net premiums earned	1,265,273	1,322,564	1,265,745	1,230,199	1,340,162	1,237,760	5,160,326
Other insurance related income	6,050	10,344	5,524	577	3,076	7,033	13,073
Total underwriting revenues	1,271,323	1,332,908	1,271,269	1,230,776	1,343,238	1,244,793	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	1,152,262	783,940	736,257	720,642	798,214	716,225	3,242,410
Acquisition costs	253,918	263,389	253,265	230,373	275,573	252,180	1,022,017
Underwriting-related general and administrative expenses	139,216	138,601	133,255	140,395	137,220	140,379	550,289
Total underwriting expenses	1,545,396	1,185,930	1,122,777	1,091,410	1,211,007	1,108,784	4,814,716

UNDERWRITING INCOME (LOSS)	$(274,073)	$146,978	$148,492	$139,366	$132,231	$136,009	$358,683

Catastrophe and weather-related losses, net of reinstatement premiums	$25,866	$41,663	$32,228	$37,723	$63,610	$54,209	$402,803
Net favorable (adverse) prior year reserve development	$(425,001)	$2,762	$6,319	$4,038	$7,901	$9,270	$25,533

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.4%	56.3%	56.1%	55.8%	55.5%	54.3%	55.5%
Catastrophe and weather-related losses ratio	2.1%	3.2%	2.6%	3.1%	4.7%	4.3%	7.8%
Current accident year loss ratio	57.5%	59.5%	58.7%	58.9%	60.2%	58.6%	63.3%
Prior year reserve development ratio	33.6%	(0.2%)	(0.5%)	(0.3%)	(0.6%)	(0.7%)	(0.5%)
Net losses and loss expenses ratio	91.1%	59.3%	58.2%	58.6%	59.6%	57.9%	62.8%
Acquisition cost ratio	20.1%	19.9%	20.0%	18.7%	20.6%	20.4%	19.8%
General and administrative expense ratio [a]	13.4%	13.5%	13.3%	13.6%	13.9%	14.8%	13.2%
Combined ratio	124.6%	92.7%	91.5%	90.9%	94.1%	93.1%	95.8%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,583,378	$1,457,624	$1,684,150	$1,415,612	$1,470,805	$1,315,063	$5,585,581
Ceded premiums written	(613,507)	(572,372)	(663,129)	(533,036)	(584,019)	(548,369)	(2,207,675)
Net premiums written	969,871	885,252	1,021,021	882,576	886,786	766,694	3,377,906

Gross premiums earned	1,485,956	1,463,578	1,393,438	1,370,696	1,368,859	1,212,644	5,219,303
Ceded premiums earned	(569,177)	(577,864)	(550,687)	(554,240)	(538,345)	(490,275)	(2,085,148)
Net premiums earned	916,779	885,714	842,751	816,456	830,514	722,369	3,134,155
Other insurance related income (loss)	(289)	(22)	58	54	89	227	559
Total underwriting revenues	916,490	885,692	842,809	816,510	830,603	722,596	3,134,714

UNDERWRITING EXPENSES
Net losses and loss expenses	681,515	491,368	457,650	449,467	439,268	383,246	1,785,854
Acquisition costs	175,050	169,384	156,972	147,058	154,859	136,172	577,838
Underwriting-related general and administrative expenses	121,600	120,330	113,534	116,630	113,106	121,505	443,704
Total underwriting expenses	978,165	781,082	728,156	713,155	707,233	640,923	2,807,396

UNDERWRITING INCOME (LOSS)	$(61,675)	$104,610	$114,653	$103,355	$123,370	$81,673	$327,318

Catastrophe and weather-related losses, net of reinstatement premiums	$23,074	$37,145	$26,440	$24,333	$33,218	$22,654	$206,735
Net favorable (adverse) prior year reserve development	$(181,787)	$1,609	$2,784	$1,041	$3,955	$5,008	$16,350

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.0%	51.5%	51.5%	52.2%	49.3%	50.8%	51.0%
Catastrophe and weather-related losses ratio	2.5%	4.2%	3.1%	3.0%	4.1%	2.9%	6.5%
Current accident year loss ratio	54.5%	55.7%	54.6%	55.2%	53.4%	53.7%	57.5%
Prior year reserve development ratio	19.8%	(0.2%)	(0.3%)	(0.1%)	(0.5%)	(0.6%)	(0.5%)
Net losses and loss expenses ratio	74.3%	55.5%	54.3%	55.1%	52.9%	53.1%	57.0%
Acquisition cost ratio	19.1%	19.1%	18.6%	18.0%	18.6%	18.9%	18.4%
Underwriting-related general and administrative expense ratio	13.3%	13.6%	13.5%	14.2%	13.7%	16.7%	14.2%
Combined ratio	106.7%	88.2%	86.4%	87.3%	85.2%	88.7%	89.6%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$200,915	$448,254	$600,228	$966,364	$287,891	$247,765	$2,629,014
Ceded premiums written	(98,531)	(358,149)	(174,892)	(240,584)	(78,123)	(67,051)	(743,864)
Net premiums written	102,384	90,105	425,336	725,780	209,768	180,714	1,885,150

Gross premiums earned	549,970	582,644	576,224	551,072	681,380	723,877	2,717,079
Ceded premiums earned	(201,476)	(145,794)	(153,230)	(137,329)	(171,732)	(208,486)	(690,908)
Net premiums earned	348,494	436,850	422,994	413,743	509,648	515,391	2,026,171
Other insurance related income	6,339	10,366	5,466	523	2,987	6,806	12,514
Total underwriting revenues	354,833	447,216	428,460	414,266	512,635	522,197	2,038,685

UNDERWRITING EXPENSES
Net losses and loss expenses	470,747	292,572	278,607	271,175	358,946	332,979	1,456,556
Acquisition costs	78,868	94,005	96,293	83,315	120,714	116,008	444,179
Underwriting-related general and administrative expenses	17,616	18,271	19,721	23,765	24,114	18,874	106,585
Total underwriting expenses	567,231	404,848	394,621	378,255	503,774	467,861	2,007,320

UNDERWRITING INCOME (LOSS)	$(212,398)	$42,368	$33,839	$36,011	$8,861	$54,336	$31,365

Catastrophe and weather-related losses, net of reinstatement premiums	$2,792	$4,518	$5,788	$13,390	$30,392	$31,555	$196,068
Net favorable (adverse) prior year reserve development	$(243,214)	$1,153	$3,535	$2,997	$3,946	$4,262	$9,183

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	64.5%	66.2%	65.3%	63.0%	65.5%	59.2%	62.6%
Catastrophe and weather-related losses ratio	0.8%	1.0%	1.4%	3.3%	5.7%	6.2%	9.7%
Current accident year loss ratio	65.3%	67.2%	66.7%	66.3%	71.2%	65.4%	72.3%
Prior year reserve development ratio	69.8%	(0.2%)	(0.8%)	(0.8%)	(0.8%)	(0.8%)	(0.4%)
Net losses and loss expenses ratio	135.1%	67.0%	65.9%	65.5%	70.4%	64.6%	71.9%
Acquisition cost ratio	22.6%	21.5%	22.8%	20.1%	23.7%	22.5%	21.9%
Underwriting-related general and administrative expenses ratio	5.1%	4.2%	4.6%	5.8%	4.7%	3.7%	5.3%
Combined ratio	162.8%	92.7%	93.3%	91.4%	98.8%	90.8%	99.1%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Quarters ended December 31,						Years ended December 31,
	2023			2022			2023			2022
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,583,378	$200,915	$1,784,293	$1,470,805	$287,891	$1,758,696	$6,140,764	$2,215,761	$8,356,525	$5,585,581	$2,629,014	$8,214,595
Premiums ceded to Other Strategic Capital Partners	270	98,531	98,801	5,176	78,123	83,299	5,728	872,156	877,884	19,880	743,864	763,744
Premiums ceded to Other Reinsurers	613,237	—	613,237	578,843	—	578,843	2,376,316	—	2,376,316	2,187,795	—	2,187,795
Net premiums written	$969,871	$102,384	$1,072,255	$886,786	$209,768	$1,096,554	$3,758,720	$1,343,605	$5,102,325	$3,377,906	$1,885,150	$5,263,056

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Included in other insurance related income	$—	$2,715	$2,715	$—	$788	$788	$—	$14,581	$14,581	$—	$8,972	$8,972
Offset to general and administrative expenses	—	12,016	12,016	—	11,331	11,331	—	38,176	38,176	—	43,697	43,697
Total Fee income	$—	$14,731	$14,731	$—	$12,119	$12,119	$—	$52,757	$52,757	$—	$52,669	$52,669

[a]    Total managed premiums represents gross premiums written of $1.8 billion for the quarters ended December 31, 2023 and 2022, and $8.4 billion and $8.2 billion for the years ended December 31, 2023 and 2022, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b]    Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Years ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2023	2022

Fixed maturities	$139,183	$133,006	$124,390	$118,262	$105,077	$67,623	$514,842	$329,858
Other investments	24,954	312	(5,341)	486	24,242	56,965	20,411	57,043
Equity securities	3,592	3,050	2,990	2,455	3,041	4,430	12,088	10,390
Mortgage loans	9,154	8,892	8,880	8,386	8,084	4,461	35,312	23,407
Cash and cash equivalents	14,622	14,465	11,161	10,012	10,127	808	50,261	20,273
Short-term investments	2,939	2,195	2,129	1,660	1,964	74	8,924	3,535

Gross investment income	194,444	161,920	144,209	141,261	152,535	134,361	641,838	444,506
Investment expense	(7,507)	(7,719)	(7,380)	(7,490)	(5,450)	(6,233)	(30,096)	(25,677)

Net investment income	$186,937	$154,201	$136,829	$133,771	$147,085	$128,128	$611,742	$418,829

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,234,742	$11,723,368	$11,564,397	$11,627,555	$11,326,894
Fixed maturities, held to maturity, at amortized cost	686,296	712,840	717,310	716,768	698,351
Equity securities, at fair value	588,511	556,262	596,692	573,916	485,253
Mortgage loans, held for investment, at fair value	610,148	610,277	609,274	634,470	627,437
Other investments, at fair value	949,413	954,571	970,079	1,008,887	996,751
Equity method investments	174,634	162,412	148,183	146,083	148,288
Short-term investments, at fair value	17,216	115,959	46,282	70,416	70,310
Total investments	15,260,960	14,835,689	14,652,217	14,778,095	14,353,284
Cash and cash equivalents	1,383,985	1,267,315	1,518,270	1,179,295	1,174,653
Accrued interest receivable	106,055	99,978	100,915	97,983	94,418
Insurance and reinsurance premium balances receivable	3,067,554	3,207,444	3,371,439	3,119,158	2,733,464
Reinsurance recoverable on unpaid losses and loss expenses	6,323,083	6,031,527	5,865,609	5,823,417	5,831,172
Reinsurance recoverable on paid losses and loss expenses	575,847	594,375	572,757	593,013	539,676
Deferred acquisition costs	450,950	503,617	586,085	560,173	473,569
Prepaid reinsurance premiums	1,916,087	1,973,378	1,767,474	1,632,513	1,550,370
Receivable for investments sold	8,767	17,306	22,102	7,079	16,052
Goodwill	100,801	100,801	100,801	100,801	100,801
Intangible assets	186,883	189,612	192,342	195,071	197,800
Operating lease right-of-use assets	108,093	104,240	108,511	88,155	92,214
Loan advances made	305,222	138,012	55,596	79,684	87,160
Other assets	456,385	409,230	401,575	390,224	438,338
TOTAL ASSETS	$30,250,672	$29,472,524	$29,315,693	$28,644,661	$27,682,971

LIABILITIES
Reserve for losses and loss expenses	$16,434,018	$15,555,256	$15,419,498	$15,314,644	$15,168,863
Unearned premiums	4,747,602	4,995,785	5,139,177	4,821,775	4,361,447
Insurance and reinsurance balances payable	1,792,719	1,900,188	1,783,610	1,654,292	1,609,924
Debt	1,313,714	1,313,358	1,313,006	1,312,658	1,312,314
Federal Home Loan Bank advances	85,790	85,790	85,790	85,790	81,388
Payable for investments purchased	26,093	87,992	81,835	78,711	19,693
Operating lease liabilities	123,101	116,547	121,922	99,130	102,577
Other liabilities	464,439	384,400	349,894	317,432	386,855
TOTAL LIABILITIES	24,987,476	24,439,316	24,294,732	23,684,432	23,043,061

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,383,030	2,375,678	2,361,185	2,347,637	2,366,253
Accumulated other comprehensive income (loss)	(365,836)	(775,439)	(630,509)	(571,896)	(760,300)
Retained earnings	6,440,528	6,628,179	6,485,901	6,381,201	6,247,022
Treasury shares, at cost	(3,746,732)	(3,747,416)	(3,747,822)	(3,748,919)	(3,765,271)
TOTAL SHAREHOLDERS' EQUITY	5,263,196	5,033,208	5,020,961	4,960,229	4,639,910

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$30,250,672	$29,472,524	$29,315,693	$28,644,661	$27,682,971

Book value per common share	$55.26	$52.60	$52.47	$51.77	$48.31
Book value per diluted common share	$54.06	$51.17	$50.98	$50.31	$46.95
Tangible book value per diluted common share	$51.34	$48.44	$48.22	$47.53	$44.13
Debt to total capital [a]	20.0%	20.7%	20.7%	20.9%	22.0%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At December 31, 2023						At December 31, 2022
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$3,049,445	$—	$13,211	$(55,128)	$3,007,528	18.1%	$2,639,330	16.8%
Non-U.S. government	729,761	(30)	13,089	(18,861)	723,959	4.3%	562,029	3.6%
Corporate debt	4,651,654	(10,438)	49,434	(216,478)	4,474,172	26.7%	4,255,556	27.2%
Agency RMBS	1,706,204	—	11,495	(83,038)	1,634,661	9.8%	1,202,785	7.7%
CMBS	897,553	—	551	(58,408)	839,696	5.0%	947,778	6.1%
Non-Agency RMBS	165,910	(194)	713	(13,033)	153,396	0.9%	133,534	0.9%
ABS	1,265,187	(50)	2,855	(25,021)	1,242,971	7.4%	1,429,527	9.2%
Municipals	168,540	(47)	414	(10,548)	158,359	0.9%	156,355	1.0%
Total fixed maturities, available for sale, at fair value	12,634,254	(10,759)	91,762	(480,515)	12,234,742	73.1%	11,326,894	72.5%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	95,200	—	—	—	95,200	0.6%	85,200	0.5%
ABS	591,096	—	—	—	591,096	3.5%	613,151	4.0%
Total fixed maturities, held to maturity, at amortized cost	686,296	—	—	—	686,296	4.1%	698,351	4.5%
Equity securities, at fair value
Common stocks	2,843	—	101	(398)	2,546	—%	7,473	—%
Preferred stocks	5,496	—	218	(113)	5,601	—%	72	—%
Exchange-traded funds	182,989	—	105,858	(1,572)	287,275	1.7%	269,806	1.7%
Bond mutual funds	352,505	—	4,119	(63,535)	293,089	1.8%	207,902	1.4%
Total equity securities, at fair value	543,833	—	110,296	(65,618)	588,511	3.5%	485,253	3.1%

Total fixed maturities and equity securities	$13,864,383	$(10,759)	$202,058	$(546,133)	13,509,549	80.7%	12,510,498	80.1%
Mortgage loans, held for investment					610,148	3.6%	627,437	4.0%
Other investments					949,413	5.7%	996,751	6.4%
Equity method investments					174,634	1.0%	148,288	0.9%
Short-term investments					17,216	0.2%	70,310	0.5%
Total investments					15,260,960	91.2%	14,353,284	91.9%
Cash and cash equivalents [a]					1,383,985	8.3%	1,174,653	7.5%
Accrued interest receivable					106,055	0.6%	94,418	0.6%
Net receivable/(payable) for investments sold (purchased)					(17,326)	(0.1%)	(3,641)	—%
Total cash and invested assets					$16,733,674	100.0%	$15,618,714	100.0%

[a]    Includes $431 million and $423 million of restricted cash and cash equivalents at December 31, 2023 and December 31, 2022, respectively.

	At December 31, 2023		At December 31, 2022
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	24,619	2.6%	32,616	3.3%
Direct lending funds	192,270	20.3%	258,626	25.9%
Real estate funds	317,325	33.4%	298,499	29.9%
Private equity funds	301,712	31.8%	265,836	26.7%
Other privately held investments	108,187	11.4%	136,158	13.7%
Collateralized loan obligations - equity tranches	5,300	0.5%	5,016	0.5%
Total	$949,413	100.0%	$996,751	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency		18.1%	17.6%	17.2%	18.1%	16.8%	16.3%
Non-U.S. government		4.3%	4.2%	3.6%	3.5%	3.6%	4.8%
Corporate debt		26.7%	26.2%	26.7%	26.9%	27.2%	27.3%
MBS:
Agency RMBS		9.8%	9.6%	8.7%	8.0%	7.7%	6.5%
CMBS		5.0%	5.4%	5.4%	5.8%	6.1%	7.6%
Non-agency RMBS		0.9%	0.9%	0.8%	0.8%	0.9%	1.1%
ABS		7.4%	7.9%	8.0%	8.7%	9.2%	9.8%
Municipals		0.9%	0.9%	0.9%	0.9%	1.0%	1.3%

Total Fixed Maturities, available for sale		73.1%	72.7%	71.3%	72.7%	72.5%	74.7%
Fixed Maturities, held to maturity:
Corporate debt		0.6%	0.6%	0.6%	0.5%	0.5%	0.2%
ABS		3.5%	3.8%	3.8%	4.0%	4.0%	2.5%

Total Fixed Maturities, held to maturity		4.1%	4.4%	4.4%	4.5%	4.5%	2.7%
Equity securities		3.5%	3.4%	3.7%	3.6%	3.1%	4.0%
Mortgage loans		3.6%	3.8%	3.8%	4.0%	4.0%	3.6%
Other investments		5.7%	5.9%	6.0%	6.3%	6.4%	5.7%
Equity method investments		1.0%	1.0%	0.9%	0.9%	0.9%	0.9%
Short-term investments		0.2%	0.8%	0.3%	0.5%	0.5%	0.2%

Total investments		91.2%	92.0%	90.4%	92.5%	91.9%	91.8%
Cash and cash equivalents		8.3%	7.9%	9.4%	7.4%	7.5%	8.0%
Accrued interest receivable		0.6%	0.6%	0.6%	0.6%	0.6%	0.4%
Net receivable/(payable) for investments sold (purchased)		(0.1%)	(0.5%)	(0.4%)	(0.5%)	—%	(0.2%)
Total Cash and Invested Assets		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency		23.3%	23.0%	22.7%	23.5%	21.9%	21.0%
AAA [a]		21.3%	22.4%	34.8%	34.3%	34.9%	35.2%
AA [a]		20.3%	20.4%	7.0%	7.1%	7.3%	7.7%
A		15.5%	15.1%	15.6%	14.9%	15.3%	15.0%
BBB		10.7%	10.7%	11.2%	11.3%	11.5%	12.5%
Below BBB		8.9%	8.4%	8.7%	8.9%	9.1%	8.6%
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year		3.6%	4.4%	4.9%	4.5%	3.4%	3.9%
From one to five years		45.1%	43.1%	42.3%	42.4%	42.5%	38.5%
From five to ten years		15.6%	15.7%	16.2%	16.4%	16.4%	19.8%
Above ten years		1.2%	1.1%	1.3%	1.4%	1.7%	2.2%
Asset-backed and mortgage-backed securities		34.5%	35.7%	35.3%	35.3%	36.0%	35.6%
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities		4.2%	4.1%	3.9%	3.7%	3.5%	1.9%
Yield to maturity of fixed maturities		5.4%	6.2%	5.9%	5.4%	5.6%	1.7%
Average duration of fixed maturities (inclusive of duration hedges)	3.0	yrs	3.0 yrs	2.9 yrs	3.0 yrs	3.0 yrs	3.0 yrs
Average credit quality		AA-	AA-	AA-	AA-	AA-	AA-

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") and reflect the downgrade of the U.S. government on August 1, 2023.

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At December 31, 2023

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$760,807	17.0%	4.5%
Non-U.S. banks	397,097	8.9%	2.4%
Corporate/commercial finance	316,138	7.1%	1.9%
Insurance	135,059	3.0%	0.8%
Investment brokerage	73,546	1.6%	0.4%
Total financial institutions	1,682,647	37.6%	10.0%
Consumer non-cyclicals	375,975	8.4%	2.2%
Communications	249,698	5.6%	1.5%
Consumer cyclicals	235,614	5.3%	1.4%
Utilities	211,024	4.7%	1.3%
Industrials	181,204	4.1%	1.1%
Technology	166,037	3.7%	1.0%
Energy	141,208	3.2%	0.8%
Non-U.S. government guaranteed	119,529	2.7%	0.7%
Transportation	88,901	2.0%	0.5%
Total investment grade	3,451,837	77.3%	20.5%

Total non-investment grade	1,022,335	22.7%	6.2%

Total corporate debt, available for sale, at fair value	$4,474,172	100.0%	26.7%

Total corporate debt, held to maturity, at amortized cost	$95,200	100.0%	0.6%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At December 31, 2023

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$115,029	$(8,456)	$106,573	0.8%
GOLDMAN SACHS GROUP	107,385	(6,344)	101,041	0.8%
MORGAN STANLEY	104,291	(7,337)	96,954	0.8%
WELLS FARGO & COMPANY	102,256	(5,755)	96,501	0.7%
JP MORGAN CHASE & CO	97,611	(8,274)	89,337	0.7%
CITIGROUP INC	92,804	(6,182)	86,622	0.7%
AMERICAN EXPRESS COMPANY	41,031	(486)	40,545	0.3%
COMCAST CORPORATION	41,678	(1,476)	40,202	0.3%
AT&T INC	44,479	(4,380)	40,099	0.3%
TORONTO DOMINION BANK	39,492	(395)	39,097	0.3%
Total ten largest corporate debt holdings	$786,056	$(49,085)	$736,971	5.7%

Total corporate debt, available for sale	$4,651,654	$(177,482)	$4,474,172	34.6%

[a]    The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At December 31, 2023

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,634,661	$144,437	$5,389	$1,371	$100	$2,099	$1,788,057
Commercial MBS	69,973	711,636	45,094	6,937	650	5,406	839,696
ABS	—	992,053	124,889	90,500	35,182	347	1,242,971

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,704,634	$1,848,126	$175,372	$98,808	$35,932	$7,852	$3,870,724

Percentage of total	44.0%	47.7%	4.5%	2.6%	0.9%	0.3%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$357,054	$234,042	$—	$—	$—	$591,096

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$357,054	$234,042	$—	$—	$—	$591,096

Percentage of total	—%	60.4%	39.6%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$452,826	$471,675	$435,052	$438,780	$394,817	$451,609
Reinsurance	123,021	122,700	137,705	154,233	144,859	190,606
Total	$575,847	$594,375	$572,757	$593,013	$539,676	$642,215

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$1,151,375	$1,121,359	$1,122,667	$1,152,901	$1,152,659	$922,709
Reinsurance	679,859	657,627	680,184	695,196	677,591	614,125
Total	$1,831,234	$1,778,986	$1,802,851	$1,848,097	$1,830,250	$1,536,834

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$3,358,948	$3,213,455	$3,105,627	$3,034,739	$3,008,010	$2,554,202
Reinsurance	1,169,512	1,073,810	990,279	972,928	1,023,627	956,130
Total	$4,528,460	$4,287,265	$4,095,906	$4,007,667	$4,031,637	$3,510,332

Allowance for expected credit losses:
Insurance	$(33,285)	$(31,554)	$(29,985)	$(29,335)	$(27,463)	$(25,869)
Reinsurance	(3,326)	(3,170)	(3,163)	(3,012)	(3,252)	(3,685)
Total	$(36,611)	$(34,724)	$(33,148)	$(32,347)	$(30,715)	$(29,554)

Reinsurance recoverables on unpaid and paid losses and loss expenses:
Insurance	$4,929,864	$4,774,935	$4,633,361	$4,597,085	$4,528,023	$3,902,651
Reinsurance	1,969,066	1,850,967	1,805,005	1,819,345	1,842,825	1,757,176
Total	$6,898,930	$6,625,902	$6,438,366	$6,416,430	$6,370,848	$5,659,827

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At December 31, 2023

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit losses as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverables	$3,580,553	$(1,356,555)	$2,223,998	45.6%	42.3%	$(12,849)	0.4%	$3,567,704
Other reinsurers balances > $20 million	2,875,890	(579,420)	2,296,470	47.0%	43.6%	(18,524)	0.6%	2,857,366
Other reinsurers balances < $20 million	479,098	(117,010)	362,088	7.4%	6.9%	(5,238)	1.1%	473,860
Total	$6,935,541	$(2,052,985)	$4,882,556	100.0%	92.8%	$(36,611)	0.5%	$6,898,930

At December 31, 2023, reinsurance recoverable balances, gross of collateral, of 83.1% (December 31, 2022: 81.8%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

		Reinsurance Recoverable, Net of Collateral
Top 10 Reinsurers		As a % of Total	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	12.2%	11.3%
2	Harrington Re Ltd.	7.6%	7.1%
3	Lloyds of London	6.3%	5.8%
4	Hannover Ruck SE	5.6%	5.2%
5	Transatlantic Reinsurance Co	5.4%	5.0%
6	SCOR Reinsurance Company	4.5%	4.2%
7	Partner Reinsurance Co of the US	4.0%	3.7%
8	Swiss Reinsurance Company Ltd.	3.9%	3.6%
9	Munich Reinsurance America, Inc	3.6%	3.3%
10	Everest Reinsurance Company	3.4%	3.2%
		56.5%	52.4%

At December 31, 2023, reinsurance recoverable balances, net of collateral, of 98.6% (December 31, 2022: 99.0%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Quarter ended December 31, 2023			Year ended December 31, 2023
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$15,555,256	$(6,031,527)	$9,523,729	$15,168,863	$(5,831,172)	$9,337,691
Incurred losses and loss expenses	1,756,320	(604,058)	1,152,262	5,146,976	(1,753,874)	3,393,102
Paid losses and loss expenses	(1,024,456)	353,752	(670,704)	(4,067,909)	1,394,305	(2,673,604)
Foreign exchange and other	146,898	(41,250)	105,648	186,088	(132,342)	53,746

End of period [a]	$16,434,018	$(6,323,083)	$10,110,935	$16,434,018	$(6,323,083)	$10,110,935

[a]    At December 31, 2023, reserve for losses and loss expenses included IBNR of $10.9 billion, or 66% (December 31, 2022: $9.6 billion, or 63%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2023			Year ended December 31, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$602,395	$422,061	$1,024,456	$2,372,337	$1,695,572	$4,067,909
Reinsurance recoverable on paid losses and loss expenses	(272,896)	(80,856)	(353,752)	(1,071,015)	(323,290)	(1,394,305)

Net paid losses and loss expenses	329,499	341,205	670,704	1,301,322	1,372,282	2,673,604

Gross case reserves	28,355	(8,475)	19,880	63,384	(169,974)	(106,590)
Gross IBNR	464,698	247,286	711,984	1,009,766	175,891	1,185,657
Reinsurance recoverable on unpaid losses and loss expenses	(141,037)	(109,269)	(250,306)	(294,471)	(65,098)	(359,569)
Net unpaid losses and loss expenses	352,016	129,542	481,558	778,679	(59,181)	719,498

Total net incurred losses and loss expenses	$681,515	$470,747	$1,152,262	$2,080,001	$1,313,101	$3,393,102

Gross reserve for losses and loss expenses	$9,507,409	$6,926,609	$16,434,018	$9,507,409	$6,926,609	$16,434,018

Net favorable (adverse) prior year reserve development	$(181,787)	$(243,214)	$(425,001)	$(176,353)	$(235,529)	$(411,882)

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	48.3%	72.5%	58.2%	62.6%	104.5%	78.8%

Net paid losses and loss expenses / Net premiums earned	35.9%	97.9%	53.0%	37.6%	84.6%	52.6%
Net unpaid losses and loss expenses / Net premiums earned	38.4%	37.2%	38.1%	22.5%	(3.6%)	14.1%
Net losses and loss expenses ratio	74.3%	135.1%	91.1%	60.1%	81.0%	66.7%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE

							Year ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2022

INSURANCE SEGMENT
Gross paid losses and loss expenses	$602,395	$539,511	$672,765	$557,669	$605,505	$691,657	$2,329,161
Reinsurance recoverable on paid losses and loss expenses	(272,896)	(225,925)	(286,768)	(285,428)	(274,278)	(319,661)	(953,438)
Net paid losses and loss expenses	329,499	313,586	385,997	272,241	331,227	371,996	1,375,723

Gross case reserves	28,355	38,571	(59,310)	55,769	131,714	67,731	96,140
Gross IBNR	464,698	261,313	152,830	130,922	68,639	(66,132)	613,866
Reinsurance recoverable on unpaid losses and loss expenses	(141,037)	(122,102)	(21,867)	(9,465)	(92,312)	9,651	(299,875)
Net unpaid losses and loss expenses	352,016	177,782	71,653	177,226	108,041	11,250	410,131

Total net incurred losses and loss expenses	$681,515	$491,368	$457,650	$449,467	$439,268	$383,246	$1,785,854

Gross reserve for losses and loss expenses	$9,507,409	$8,979,860	$8,733,273	$8,599,025	$8,381,593	$7,803,529	$8,381,593

Net favorable (adverse) prior year reserve development	$(181,787)	$1,609	$2,784	$1,041	$3,955	$5,008	$16,350

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	48.3%	63.8%	84.3%	60.6%	75.4%	97.1%	77.0%

Net paid losses and loss expenses / Net premiums earned	35.9%	35.4%	45.8%	33.3%	39.9%	51.5%	43.9%
Net unpaid losses and loss expenses / Net premiums earned	38.4%	20.1%	8.5%	21.8%	13.0%	1.6%	13.1%
Net losses and loss expenses ratio	74.3%	55.5%	54.3%	55.1%	52.9%	53.1%	57.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE

							Year ended December 31,
	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021	2022

REINSURANCE SEGMENT
Gross paid losses and loss expenses	$422,061	$426,550	$425,129	$421,831	$439,623	$448,300	$1,832,894
Reinsurance recoverable on paid losses and loss expenses	(80,856)	(76,752)	(84,810)	(80,872)	(85,613)	(98,494)	(353,547)

Net paid losses and loss expenses	341,205	349,798	340,319	340,959	354,010	349,806	1,479,347

Gross case reserves	(8,475)	(105,361)	(83,887)	27,748	22,597	77,796	107,158
Gross IBNR	247,286	44,678	16,932	(133,002)	17,823	(68,857)	17,334
Reinsurance recoverable on unpaid losses and loss expenses	(109,269)	3,457	5,243	35,470	(35,484)	(25,766)	(147,283)
Net unpaid losses and loss expenses	129,542	(57,226)	(61,712)	(69,784)	4,936	(16,827)	(22,791)

Total net incurred losses and loss expenses	$470,747	$292,572	$278,607	$271,175	$358,946	$332,979	$1,456,556

Gross reserve for losses and loss expenses	$6,926,609	$6,575,396	$6,686,225	$6,715,619	$6,787,270	$6,849,565	$6,787,270

Net favorable (adverse) prior year reserve development	$(243,214)	$1,153	$3,535	$2,997	$3,946	$4,262	$9,183

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	72.5%	119.6%	122.2%	125.7%	98.6%	105.1%	101.6%

Net paid losses and loss expenses / Net premiums earned	97.9%	80.1%	80.5%	82.4%	69.5%	67.9%	73.0%
Net unpaid losses and loss expenses / Net premiums earned	37.2%	(13.1%)	(14.6%)	(16.9%)	0.9%	(3.3%)	(1.1%)
Net losses and loss expenses ratio	135.1%	67.0%	65.9%	65.5%	70.4%	64.6%	71.9%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JANUARY 1, 2024

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$114	2.4%	$131	2.8%	$149	3.2%
Northeast	U.S. Hurricane	9	0.2%	26	0.6%	59	1.3%
Mid-Atlantic	U.S. Hurricane	41	0.9%	85	1.8%	111	2.4%
Gulf of Mexico	U.S. Hurricane	104	2.2%	124	2.6%	143	3.0%
Europe	Windstorm	59	1.3%	87	1.8%	107	2.3%
Japan	Windstorm	10	0.2%	12	0.3%	21	0.4%
Japan	Earthquake	41	0.9%	67	1.4%	114	2.4%
California	Earthquake	115	2.4%	137	2.9%	163	3.5%

The table above shows our net Probable Maximum Loss ("PML") to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at January 1, 2024. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $131 million. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $131 million. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $131 million.
PMLs are based on results of stochastic models that consider a wide range of possible events, their losses and probabilities. It is important to consider that an actual event does not necessarily resemble one of the stochastic events and the specific characteristics of an actual event can lead to substantial differences between actual and modeled loss.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from Verisk Analytics, Inc.. Additionally, we have included our estimate of non-modeled perils and other factors, which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Quarters ended December 31,		Years ended December 31,
	2023	2022	2023	2022

Net income (loss) available (attributable) to common shareholders	$(150,145)	$40,928	$346,042	$192,833

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	85,268	84,667	85,142	84,864
Dilutive share equivalents:
Share-based compensation plans [a]	—	988	870	805
Weighted average diluted common shares outstanding	85,268	85,655	86,012	85,669

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($1.76)	$0.48	$4.06	$2.27
Earnings per (loss) diluted common share	($1.76)	$0.48	$4.02	$2.25

[a] Due to the net loss attributable to common shareholders recognized for the quarter ended December 31, 2023, the share equivalents were anti-dilutive.

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLLFORWARD

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021

Net income (loss) available (attributable) to common shareholders	$(150,145)	$180,535	$143,111	$172,534	$40,928	$197,329

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	85,228	85,216	85,183	84,668	84,666	84,773
Shares issued and treasury shares reissued	167	19	53	777	8	5
Shares repurchased for treasury	(109)	(7)	(20)	(262)	(6)	(4)
Common shares - at end of period	85,286	85,228	85,216	85,183	84,668	84,774

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	85,268	85,223	85,207	84,864	84,667	84,774
Dilutive share equivalents:
Share-based compensation plans [a]	—	885	605	989	988	817
Weighted average diluted common shares outstanding	85,268	86,108	85,812	85,853	85,655	85,591

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($1.76)	$2.12	$1.68	$2.03	$0.48	$2.33
Earnings (loss) per diluted common share	($1.76)	$2.10	$1.67	$2.01	$0.48	$2.31

[a] Due to the net loss attributable to common shareholders recognized for the quarter ended December 31, 2023, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At December 31, 2023

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$55.37

Book value per common share	$4,713,196	85,286	$55.26

Dilutive securities:
Restricted stock units		1,903	(1.20)
Book value per diluted common share	$4,713,196	87,189	$54.06

	At December 31, 2022

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$54.17

Book value per common share	$4,089,910	84,668	$48.31
Dilutive securities: [b]
Restricted stock units		2,445	(1.36)
Book value per diluted common share	$4,089,910	87,113	$46.95

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q4 2021
Common shareholders' equity	$4,713,196	$4,483,208	$4,470,961	$4,410,229	$4,089,910	$4,860,656
Less: Goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)
Less: Intangible assets	(186,883)	(189,612)	(192,342)	(195,071)	(197,800)	(208,717)
Associated tax impact	50,371	50,992	51,613	52,235	52,856	53,500
Tangible common shareholders' equity	$4,475,883	$4,243,787	$4,229,431	$4,166,592	$3,844,165	$4,604,638

Diluted common shares outstanding, net of treasury shares [a]	87,189	87,617	87,706	87,660	87,113	87,147

Book value per diluted common share	$54.06	$51.17	$50.98	$50.31	$46.95	$55.78

Tangible book value per diluted common share	$51.34	$48.44	$48.22	$47.53	$44.13	$52.84

[a]    Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Quarters ended December 31,		Years ended December 31,
	2023	2022	2023	2022
Net income (loss) available (attributable) to common shareholders	$(150,145)	$40,928	$346,042	$192,833
Net investment (gains) losses [a]	(23,041)	42,558	74,630	456,789
Foreign exchange losses (gains) [b]	69,871	78,989	58,115	(157,945)
Reorganization expenses [c]	—	9,485	28,997	31,426
Interest in (income) loss of equity method investments [d]	(1,328)	3,045	(4,163)	(1,995)
Income tax benefit	(2,348)	(8,397)	(17,488)	(23,177)
Operating income (loss)	$(106,991)	$166,608	$486,133	$497,931

Earnings (loss) per diluted common share	$(1.76)	$0.48	$4.02	$2.25
Net investment (gains) losses	(0.27)	0.50	0.87	5.33
Foreign exchange losses (gains)	0.82	0.92	0.68	(1.84)
Reorganization expenses	—	0.11	0.34	0.37
Interest in (income) loss of equity method investments	(0.02)	0.04	(0.05)	(0.02)
Income tax benefit	(0.02)	(0.10)	(0.21)	(0.28)
Operating income (loss) per diluted common share	$(1.25)	$1.95	$5.65	$5.81

Weighted average diluted common shares outstanding	85,268	85,655	86,012	85,669

Average common shareholders' equity	$4,598,202	$3,941,666	$4,401,553	$4,475,283

Annualized return on average common equity	(13.1%)	4.2%	7.9%	4.3%

Annualized operating return on average common equity	(9.3%)	16.9%	11.0%	11.1%

[a]    Tax expense (benefit) of $(1) million and $(2) million for the quarters ended December 31, 2023 and 2022, respectively, and $(10) million and $(36) million for the years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b]    Tax expense (benefit) of $(1) million and $(5) million for the quarters ended December 31, 2023 and 2022, respectively, and $(3) million and $16 million for the years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c]    Tax expense (benefit) of $nil and $(1) million for the quarters ended December 31, 2023 and 2022, respectively, and $(5) million and $(4) million for the years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d]    Tax expense (benefit) of $nil for the quarters and years ended December 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).

Reorganization expenses in 2023 include impairments of computer software assets and severance costs mainly attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2022 included severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2023 include impairments of computer software assets and severance costs mainly attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2022 included severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.

ADDITIONAL INFORMATION REGARDING THE COMPANY'S EXIT FROM CATASTROPHE AND PROPERTY LINES OF BUSINESS

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property, and Specialty Reinsurance

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2023	Q4 2022	Q4 2021	Q4 2023	Q4 2022	Q4 2021	Q4 2023	Q4 2022	Q4 2021
UNDERWRITING REVENUES
Gross written premiums	$2,215,761	$2,629,014	$2,822,752	$51,688	$326,303	$705,804	$2,164,073	$2,302,712	$2,116,948
Ceded premiums written	(872,156)	(743,864)	(791,013)	(10,257)	(144,766)	(295,065)	(861,899)	(599,098)	(495,947)
Net premiums written	1,343,605	1,885,150	2,031,739	41,431	181,537	410,738	1,302,174	1,703,614	1,621,001

Gross premiums earned	2,259,910	2,717,079	2,836,674	99,936	445,881	772,405	2,159,974	2,271,198	2,064,269
Ceded premiums earned	(637,829)	(690,908)	(778,163)	(21,465)	(154,168)	(302,537)	(616,364)	(536,739)	(475,625)
Net premiums earned	1,622,081	2,026,171	2,058,511	78,471	291,713	469,868	1,543,610	1,734,459	1,588,644
Other insurance related income (loss)	22,693	12,514	21,633	—	218	(188)	22,693	12,296	21,821
Total underwriting revenues	1,644,774	2,038,685	2,080,144	78,471	291,931	469,679	1,566,303	1,746,754	1,610,465

UNDERWRITING EXPENSES
Net losses and loss expenses	1,313,101	1,456,556	1,493,785	(9,074)	203,955	411,495	1,322,175	1,252,601	1,082,290
Acquisition costs	352,482	444,179	437,490	17,787	51,846	81,891	334,695	392,333	355,599
Underwriting-related general and administrative expenses	79,373	106,585	107,552	3,766	13,312	12,672	75,607	93,272	94,880
Total underwriting expenses	1,744,956	2,007,320	2,038,827	12,479	269,113	506,059	1,732,476	1,738,207	1,532,768

UNDERWRITING INCOME (LOSS)	$(100,182)	$31,365	$41,317	$65,992	22,818	(36,379)	$(166,173)	8,548	77,697

Catastrophe and weather-related losses, net of reinstatement premiums	$26,662	$196,068	$268,300	$22,639	143,120	$259,936	$4,023	52,949	8,364
Net favorable (adverse) prior year reserve development	$(235,529)	$9,183	$14,050	$61,522	$42,019	$17,614	$(297,051)	$(32,837)	$(3,565)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	64.8%	62.6%	59.9%	38.0%	34.2%	33.8%	66.2%	67.3%	67.4%
Catastrophe and weather-related losses ratio	1.6%	9.7%	13.3%	28.9%	50.2%	57.5%	0.3%	3.1%	0.5%
Current accident year loss ratio	66.4%	72.3%	73.2%	66.8%	84.3%	91.3%	66.4%	70.3%	67.9%
Prior year reserve development ratio	14.6%	(0.4%)	(0.6%)	(78.4%)	(14.4%)	(3.7%)	19.2%	1.9%	0.2%
Net losses and loss expenses ratio	81.0%	71.9%	72.6%	(11.6%)	69.9%	87.6%	85.7%	72.2%	68.1%
Acquisition cost ratio	21.7%	21.9%	21.3%	22.7%	17.8%	17.4%	21.7%	22.6%	22.4%
Underwriting-related general and administrative expense ratio	4.9%	5.3%	5.1%	4.8%	4.6%	2.7%	4.9%	5.4%	6.0%
Combined ratio	107.6%	99.1%	99.0%	15.9%	92.3%	107.7%	112.2%	100.2%	96.5%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2023	Q4 2022	Q4 2021	Q4 2023	Q4 2022	Q4 2021	Q4 2023	Q4 2022	Q4 2021
UNDERWRITING REVENUES
Gross written premiums	$8,356,525	$8,214,595	$7,685,984	$51,688	$326,303	$705,804	$8,304,837	$7,888,292	$6,980,181
Ceded premiums written	(3,254,200)	(2,951,539)	(2,759,360)	(10,257)	(144,766)	(295,065)	(3,243,943)	(2,806,773)	(2,464,295)
Net premiums written	5,102,325	5,263,056	4,926,624	41,431	181,537	410,738	5,060,894	5,081,519	4,515,886

Gross premiums earned	7,973,577	7,936,382	7,281,709	99,936	445,881	772,405	7,873,641	7,490,501	6,509,304
Ceded premiums earned	(2,889,796)	(2,776,056)	(2,571,859)	(21,465)	(154,168)	(302,537)	(2,868,331)	(2,621,888)	(2,269,321)
Net premiums earned	5,083,781	5,160,326	4,709,850	78,471	291,713	469,868	5,005,310	4,868,613	4,239,983
Other insurance related income (loss)	22,495	13,073	23,295	—	218	(188)	22,495	12,855	23,484
Total underwriting revenues	5,106,276	5,173,399	4,733,145	78,471	291,931	469,679	5,027,805	4,881,468	4,263,466

UNDERWRITING EXPENSES
Net losses and loss expenses	3,393,102	3,242,410	3,008,783	(9,074)	203,955	411,495	3,402,176	3,038,455	2,597,288
Acquisition costs	1,000,945	1,022,017	921,834	17,787	51,846	81,891	983,158	970,171	839,943
Underwriting-related general and administrative expenses	551,467	550,289	536,834	3,766	13,312	12,672	547,701	536,977	524,162
Total underwriting expenses	4,945,514	4,814,716	4,467,451	12,479	269,113	506,059	4,933,035	4,545,602	3,961,392

UNDERWRITING INCOME (LOSS)	$160,762	$358,683	$265,694	$65,992	$22,818	$(36,379)	$94,770	$335,866	$302,074

Catastrophe and weather-related losses, net of reinstatement premiums	$137,702	$402,803	$442,859	$22,639	$143,120	$259,936	$115,063	$259,683	$182,923
Net favorable (adverse) prior year reserve development	$(411,882)	$25,533	$32,410	$61,522	$42,019	$17,614	$(473,405)	$(16,487)	$14,795

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.9%	55.5%	55.1%	38.0%	34.2%	33.8%	56.2%	56.8%	57.4%
Catastrophe and weather-related losses ratio	2.7%	7.8%	9.5%	28.9%	50.2%	57.5%	2.3%	5.3%	4.2%
Current accident year loss ratio	58.6%	63.3%	64.6%	66.8%	84.3%	91.3%	58.5%	62.1%	61.6%
Prior year reserve development ratio	8.1%	(0.5%)	(0.7%)	(78.4%)	(14.4%)	(3.7%)	9.5%	0.3%	(0.3%)
Net losses and loss expenses ratio	66.7%	62.8%	63.9%	(11.6%)	69.9%	87.6%	68.0%	62.4%	61.3%
Acquisition cost ratio	19.7%	19.8%	19.6%	22.7%	17.8%	17.4%	19.6%	19.9%	19.8%
Underwriting-related general and administrative expense ratio	13.5%	13.2%	14.0%	4.8%	4.6%	2.7%	13.6%	13.7%	15.3%
Combined ratio	99.9%	95.8%	97.5%	15.9%	92.3%	107.7%	101.2%	96.0%	96.4%

[a]     Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]     Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.